Exhibit 99.1

Selected Information – New Media Investment Group Inc. Public Lender Presentation

•	On November 20, 2014, New Media Investment Group Inc. (“New Media”) announced the acquisition of substantially all of the assets of Halifax Media Group (“Halifax”) for $280.0 million (the “Acquisition”)

•	Halifax had LTM 9/30/2014 revenue and adjusted EBITDA of $366.6 million and $61.3 million on a same store basis, respectively

•	The Acquisition represents a 4.6x purchase price multiple, excluding synergies (4.6x multiple based on $280.0 million purchase price and $61.3 million of LTM 9/30/2014 adjusted EBITDA for Halifax.)

•	On a pro-forma combined basis, adjusting for the Acquisition, New Media will have LTM 9/28/2014 revenue and As Adjusted EBITDA of $1.1 billion and $162.6 million, respectively

•	New Media expects to cycle the majority of infrastructure and new digital investments by Q2 2015

Halifax Historical Financials
Revenue(1) ($ in millions) $397.2 $373.3 $366.6
$29.8
$27.6 $25.6 $26.4
$25.9 $26.6
$117.6
$113.7 $112.5
$222.2 $208.1 $201.1
FY 2012 FY 2013 LTM 9/30/14
Print Advertising Circulation Digital Commercial Printing & Other
Adjusted EBITDA(1)
($ in millions)
70 $61.4 $61.3
60 $55.7 50 40 16.4% 16.7% 30 14.0% 20 10
$-
FY 2012 FY 2013 LTM 9/30/14
Adjusted EBITDA % Margin
Halifax LTM 9/30/2014 Revenue by Category(1)
Commercial
Print
7% Local Print
24% Over 60% of
revenue is
Circulation LTM
31% from stable
9/30/2014
Classified or growing
15% categories
Digital Preprint 7% 16% Meaningful Digital Revenue Upside(1)
($ in millions)
$55.3 $48.6 $40.6 CAGR: 19.3% $27.6 $25.9 $26.6 CAGR: (2.2)% FY 2012 FY 2013 LTM 9/28/14 New Media(2) Halifax Media
Revenue and adjusted EBITDA are reflected on same store basis, and include adjustments for full-year impact of prior acquisitions.
New Media digital revenue is organic only and excludes impact of acquisitions.

2

New Media + Halifax Pro-forma Historical Financials
On a consolidated pro-forma basis, the combined entity has over $1.0 billion of revenues and $162.6 million of As Adjusted EBITDA
Pro-forma financials presented herein do not reflect cost synergies associated with the Acquisition
Management expects to realize approximately $5 to $15 million of net cost synergies in connection with the Acquisition of Halifax
Pro-forma Combined Revenue(1)
($ in millions)
$1,083.4 $1,073.9
$373.3 $366.6
$710.1 $707.3
FY 2013 LTM 9/28/14
New Media Halifax Media
Pro-forma As Adjusted EBITDA(1), (2)
($ in millions)
$163.6 $162.6
$61.4 $61.3
$102.2 $101.3
FY 2013 LTM 9/28/14
New Media Halifax Media
1) New Media Revenue and As Adjusted EBITDA adjusted for full-year impact of material acquisitions.
2) As Adjusted EBITDA is a non-GAAP measure; see page one for further details.

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New Media Non-GAAP Reconciliation

(In thousands, except share and per share data)	*Predecessor / Successor Company Twelve months ended 28-Sep-14*	*Successor Company Three months ended 28-Sep-14*	*Successor Company Three months ended 29-Jun-14*	*Successor Company Three months ended 30-Mar-14*	*Predecessor / Successor Company Three months ended 29-Dec-13*	*Predecessor Company Three months ended 29-Sep-13*
Income (Loss) from continuing operations	**$941,399**	**$(4,708)**	**$(3,269)**	**$(6,691)**	**$956,067**	**$(130,017)**
Income tax benefit	$12,875	$4,770	$(2,481)	$(586)	$11,172	$(10,878)
(Gain) loss on derivative instruments[1]	$51	-	$76	$(25)	-	$4
Loss on early extinguishment of debt	$9,047	-	$9,047	-	-	-
Amortization of deferred financing costs	$1,113	$145	$333	$425	$210	$281
Interest expense	$18,492	$4,374	$3,827	$3,806	$6,485	$40,627
Impairment of long-lived assets	-	-	-	-	-	$91,599
Depreciation and amortization	$40,412	$10,879	$10,109	$9,810	$9,614	$10,747
Adjusted EBITDA from continuing operations	**$1,023,389**	**$15,460**	**$17,642**	**$6,739**	**$983,548**	**$2,363**
Non-cash compensation and other expense	$(940,209)	$4,714	$5,547	$1,937	$(952,407)	$16,534
Integration and reorganization costs	$3,924	$1,133	$412	$425	$1,954	$422
(Gain) loss on sale of assets	$1,211	$386	$688	$(1)	$138	$9
As Adjusted EBITDA	**$88,315**	**$21,693**	**$24,289**	**$9,100**	**$33,233**	**$19,328**
Pro-forma adjustment for material acquisitions[2]	$12,957	$2,123	$3,729	$2,275	$4,830	$6,510
Pro-forma As Adjusted EBITDA	**$101,272**	**$23,816**	**$28,018**	**$11,375**	**$38,063**	**$25,838**
Pro-forma adjustment for full-year impact of Halifax	$61,329					
Pro-forma As Adjusted EBITDA[3]	**$162,601**					

1) Non-cash loss on derivative instruments is related to interest rate swap agreements which are financing related and are excluded from Adjusted EBITDA.
2) Pro-forma adjustment for material acquisitions have been adjusted to reflect assets not acquired.
3) Pro-forma As Adjusted EBITDA post-Acquisition of Halifax.

NEWMEDIA INVESTMENT GROUP

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New Media Quarterly and Full Year Revenue
Predecessor / Successor Successor Successor Predecessor / Predecessor
Successor Company Company Company Company Successor Company Company
Twelve months Three months Three months Three months Three months Three months ended ended ended ended ended ended
(In thousands, except share and per share data) 28-Sep-14 28-Sep-14 29-Jun-14 30-Mar-14 29-Dec-13 29-Sep-13
Total revenues from continuing operations $625,876 $165,060 $158,433 $142,033 $160,350 $125,992
Revenues adjustment for material acquisitions $81,436 $14,545 $21,866 $20,766 $24,259 $49,882
Pro-forma Revenues(1) $707,312 $179,605 $180,299 $162,799 $184,609 $175,874
Pro-forma adjustment for full-year impact of
$366,555
Halifax
Pro-forma Revenues(2) $1,073,867
Pro-forma adjustments apply to all periods for owning material acquisitions for the full year.
Pro-forma revenues post-Acquisition of Halifax.

5

Halifax – Balance Sheet

(In thousands, except share and per share data)	As of 30-Sep-14 (unaudited)	As of 31-Dec-13 (audited)	As of 31-Dec-12 (audited)
Assets			
Current Assets			
Cash and Cash Equivalents	$1,261	$2,985	$841
Restricted Cash	-	-	$12,600
Accounts Receivable, Net	$29,631	$34,000	$35,768
Inventories	$5,516	$4,895	$5,497
Prepaid Expenses & Other	$4,091	$3,637	$2,873
Total Current Assets	$40,499	$45,517	$57,579
Property, Plant and Equipment, Net	$74,400	$90,317	$109,213
Other Assets			
Goodwill/Intangibles, net	$39,256	$25,565	$29,435
Deferred Financing Costs, net	$276	$1,236	$4,655
Assets Held for sale	$16,685	$6,300	$9,726
Total Other Assets	$56,217	$33,101	$43,816
Total Assets	**$171,116**	**$168,935**	**$210,608**
Liabilities & Members' Equity			
Current Liabilities			
Accounts Payable & Accrued Expenses	$20,574	$20,605	$24,375
Unearned Subscription Revenue	$17,819	$15,438	$15,322
Other Current Liabilities	$5,182	-	$8,000
Current Portion of Long-Term Debt	$10,000	$7,000	$23,331
Total Current Liabilities	$53,575	$43,042	$71,027
Other Liabilities			
Due to Affiliate	-	$332	$427
Other Liabilities	$4,224	$2,629	$1,691
Long-term Debt, net of current portion	$47,467	$44,833	$74,702
Total Other Liabilities	$51,691	$47,794	$76,820
Total Liabilities	**$105,266**	**$90,836**	**$147,847**
Members' Equity	$65,850	$78,099	$62,761
Liabilities & Members' Equity	**$171,116**	**$168,935**	**$210,608**

NEWMEDIA INVESTMENT GROUP
6

Halifax – Income Statements
Twelve months ended Twelve months ended Nine months ended Nine months ended Twelve months ended
31-Dec-12 31-Dec-13 30-Sep-13 30-Sep-14 30-Sep-14
(In thousands, except share and per share data) (audited) (audited) (unaudited) (unaudited) (unaudited)
Revenues:
Advertising $192,394 $209,140 $150,944 $153,802 $211,998
Circulation $85,465 $94,359 $70,047 $76,386 $100,698
Commercial printing and other $23,705 $24,823 $19,018 $19,970 $25,775
Total revenues $301,563 $328,321 $240,009 $250,158 $338,471
Expenses:
Operating costs $200,397 $215,177 $154,486 $163,773 $224,465
Selling, general, and administrative $53,929 $58,657 $50,818 $53,064 $60,903
Depreciation and amortization $7,143 $11,316 $8,321 $9,597 $12,592
Asset impairments $237 $1,704 —— $1,704
(Gain) on disposal of assets $(10) $185 — $119 $304
Total expenses $261,697 $287,038 $213,625 $226,554 $299,968
Operating Income $39,867 $41,283 $26,384 $23,604 $38,503
Interest expense $(11,051) $(12,479) $(6,559) $(2,005) $(7,925)
Equity in earnings/Minority interest —— $(0) $(0) $(0)
Net Income from continuing operations $28,816 $28,804 $19,825 $21,599 $30,578
Net loss from discontinued operations $(1,168) $(3,271) —— $(3,271)
Net Income $27,648 $25,533 $19,825 $21,599 $27,307

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Halifax Non-GAAP Reconciliation
Twelve months ended Twelve months ended Nine months ended Nine months ended Twelve months ended
31-Dec-12 31-Dec-13 30-Sep-13 30-Sep-14 30-Sep-14
(In thousands, except share and per share data) (audited) (audited) (unaudited) (unaudited) (unaudited)
Net Income $27,648 $25,533 $19,825 $21,599 $27,307
Loss from discontinued operations $1,168 $3,271 —— $3,271
Net Income from continuing operations $28,816 $28,804 $19,825 $21,599 $30,578
Equity in earnings / minority interest —— $0 $0 $0
Interest expense $11,051 $12,479 $6,559 $2,005 $7,925
Depreciation and amortization $7,143 $11,316 $8,321 $9,597 $12,592
Loss (gain) on disposal of assets $(10) $185 — $119 $304
Asset impairments $237 $1,704 —— $1,704
Restructuring / non-recurring $1,679 $109 $537 $475 $46
Adjusted EBITDA from continuing operations $48,917 $54,596 $35,243 $33,796 $53,149
Adjustment for same store sales(1) $6,746 $6,773 $2,963 $4,371 $8,180
Same Store Sales Adjusted EBITDA $55,662 $61,368 $38,206 $38,166 $61,329
1) Same store sales adjustments apply to all periods for owning prior acquisitions for the full year.

8

Halifax Non-GAAP Reconciliation
Twelve months ended Twelve months ended Nine months ended Nine months ended Twelve months ended
31-Dec-12 31-Dec-13 30-Sep-13 30-Sep-14 30-Sep-14
(In thousands, except share and per share data) (audited) (audited) (unaudited) (unaudited) (unaudited)
Total revenues from continuing operations $301,563 $328,321 $240,009 $250,158 $338,471
Revenues adjustment for same store sales $95,659 $45,001 $33,746 $16,830 $28,085
Same Store Sales Revenues(1) $397,222 $373,322 $273,755 $266,988 $366,555
1) Same store sales adjustments apply to all periods for owning prior acquisitions for the full year.

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